Exhibit 10.2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

GIGWORLD INC.

CONVERTIBLE PROMISSORY NOTE

$1,400,000.00	February 23, 2023

FOR VALUE RECEIVED, the undersigned, GIGWORLD INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of ALSET INC., a Texas corporation (together with its successors and permitted assigns, the “Lender”), in lawful money of the United States of America, without setoff and in immediately available funds, the principal sum of One Million Four Hundred Thousand U.S. Dollars ($1,400,000.00) (“Note Principal”), together with interest thereon from the date of this Promissory Note (this “Note”). All amounts due under this Note shall be paid on or before February ____, 2026 (the “Maturity Date”), however, the Lender may require payment of all amounts due hereunder on thirty (30) days written notice. Interest on the outstanding balance of this Note shall accrue at a rate of eight percent (8.00%) per annum, and shall be payable in accordance with the terms of this Note.

1. Payment. The Borrower shall be entitled to prepay or repay all or any portion of this Note in cash upon thirty (30) days written notice to Lender, without premium or penalty. Payment of accrued interest shall be made in cash annually on February ___. Each payment shall be in the amount of the accrued, but unpaid, interest through the date immediately preceding the date such payment is due. If not sooner paid, the entire unpaid principal balance of this Note and all unpaid accrued interest shall be due and payable in full on the Maturity Date. All payments made by the Borrower shall be applied first, to any unpaid accrued interest and second, to the outstanding principal of this Note.

2. Conversion of Note.

(a) Subject to and upon compliance with the provision of this Section 2, at the option of the Lender or any subsequent holder of this Note (the “Holder”), at any time on or before the Maturity Date the unpaid principal and interest balance of the Note may be converted in whole or in part, into fully-paid and non-assessable shares of Common Stock, par value $0.0001 per share, of the Company (the “Shares”) at variable conversion rate equal to $0.50 per share, except as otherwise adjusted below (the “Conversion Price”). The conversion date shall be the date that such Notice of Conversion is deemed delivered hereunder. Upon conversion of the entire principal balance, the principal represented thereby shall be canceled. Such conversion shall be effectuated by the Holder submitting to the Company a notice of conversion attached hereto as Exhibit A (the “Conversion Notice”). The Conversion Notice shall state the dollar amount thereof to be so converted and shall include or be accompanied by representations as to the Holder’s investment intent substantially similar to those contained in this Note. Shares issuable upon conversion of the Note shall be issued in the name of the Holder and shall be transferrable only in accordance with all of the terms and restrictions contained herein.

(b) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(c) Subdivision or Combination. Whenever the Company shall subdivide or combine the outstanding shares of Common Stock issuable upon conversion of this Note, the Conversion Price in effect immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

(d) Reclassification or Change. Whenever any reclassification or change of the outstanding shares of Common Stock shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination), effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of the Note the kind of stock, other securities or property receivable upon such reclassification by a holder of the number of share of Common Stock issuable upon conversion of this Note immediately prior to such reclassification. Thereafter, the rights of the parties hereto with respect to the adjustments of the amount of securities or other property obtainable upon conversion of this Note shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this subparagraph (e).

(e) Merger. If, prior to repayment of the obligations relevant hereto, or prior to conversion of this Note into equity in the Company, the Company shall be consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock with the view to distributing such stock to its shareholders, each share of stock into which this Note is convertible shall be replaced for the purposes hereof by a pro rata amount of the securities or property issuable or distributable, based upon percentage of the Company’s common stock which a Holder would have owned had there been a conversion herein after consummation of such merger, consolidation or sale and adequate provision to that effect shall be made at the time thereof. The Company will provide the Holder at least thirty (30) days prior written notice of any event described in this subsection (e).

3. Default and Remedies. If the Borrower shall default in the payment of any amount within five days after the due date thereof, and a subsequent five day cure period, then an “Event of Default” shall exist. Upon the occurrence of an Event of Default and during the continuation thereof, the Lender may declare this Note to be due and payable, and the Lender may exercise and shall have any and all rights and remedies available to it under applicable law and this Note or otherwise and may take any such action and exercise any such power as it may elect to enforce its rights and remedies under applicable law and this Note. No right or remedy herein conferred upon the Lender is intended to be exclusive of any other right or remedy contained herein, and every such right or remedy contained herein or now or hereafter existing at law or in equity or by statute, or otherwise may be exercised separately or in any combination.

4. Representations of the Lender. The Lender represents and warrants to the Borrower the following:

(a) Organization; Authority. The Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the Note and otherwise to carry out its obligations hereunder and thereunder.

2

(b) Information. The Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Borrower and materials relating to the offer and issuance of the Note that have been requested by the Lender. The Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Borrower. Neither such inquiries nor any other due diligence investigations conducted by the Lender or its advisors, if any, or its representatives shall modify, amend or affect the Lender’s right to rely on the Borrower’s representations and warranties contained herein. The Lender understands that its investment in the Note involves a high degree of risk. The Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to entering into the Note.

(c) Validity; Enforcement. This Note has been duly and validly authorized, executed and delivered on behalf of the Lender and shall constitute the legal, valid and binding obligations of the Lender enforceable against the Lender in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(d) No Conflicts. The execution, delivery and performance by the Lender of this Note and the consummation by the Lender of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Lender, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Lender is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Lender, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Lender to perform its obligations hereunder.

(e) Experience of the Lender. The Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and the Borrower, and has so evaluated the merits and risks of such investment. The Lender is able to bear the economic risk of an investment in the Note and, at the present time, is able to afford a complete loss of such investment.

5. Borrower Representations. The Borrower represents and warrants to the Lender that:

(a) Organization and Qualification. The Borrower is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to carry on its business as now being conducted and as presently proposed to be conducted. The Borrower is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Borrower, (ii) the transactions contemplated hereby or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Borrower to perform any of their respective obligations under the Note.

3

(b) Authorization; Enforcement; Validity. The Borrower has the requisite power and authority to enter into and perform its obligations under this Note and to issue the Note in accordance with the terms hereof and thereof. The execution and delivery of this Note, and the consummation by the Borrower of the transactions contemplated hereby and thereby have been duly authorized by the Borrower’s board of directors or other governing body, as applicable, and (other than any required filing with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Borrower. This Note has been duly executed and delivered by the Borrower, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law and public policy, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c) Issuance of Note. The issuance of the Note is duly authorized and upon issuance shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances with respect to the issuance thereof.

(d) No Conflicts. The execution, delivery and performance of the Note by the Borrower and the consummation by the Borrower of the transactions contemplated hereby and thereby will not (i) result in a violation of its Articles of Incorporation, Bylaws or other organizational documents of the Borrower, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Borrower is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Borrower or by which any property or asset of the Borrower is bound or affected other than, in the case of clause (ii) above, such conflicts, defaults or rights that could not reasonably be expected to have a Material Adverse Effect.

(e) Consents. The Borrower is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than any required filing with the SEC and any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Note, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Borrower is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the execution of this Note, and the Borrower is not aware of any facts or circumstances which might prevent the Borrower from obtaining or effecting any of the registration, application or filings contemplated by the Note. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) No Integrated Offering. None of the Borrower, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Note under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Note to require approval of stockholders of the Borrower for purposes of the 1933 Act or under any applicable stockholder approval provisions.

(g) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Borrower, that could have a material adverse effect on the Lender’s investment hereunder or could have a Material Adverse Effect.

4

(h) Conduct of Business; Regulatory Permits. The Borrower is not in violation of any term of or in default under its Articles of Incorporation, or Bylaws. The Borrower is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Borrower, and the Borrower will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect.

(i) Transfer Taxes. On a closing date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Note to be issued to the Lender hereunder will be, or will have been, fully paid or provided for by the Borrower, and all laws imposing such taxes will be or will have been complied with.

(j) No Disqualification Events. With respect to the Note to be issued, none of the Borrower, any director, executive officer, other officer of the Borrower participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Borrower’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Borrower in any capacity at the time of sale is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”).

(k) Reservation of Shares Issuable Upon Conversion. The Borrower covenants that, subject to the terms and conditions set forth in the Note, it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to permit a conversion of the Note.

6. Assignment. The rights and obligations of the Borrower and the Lender shall be binding upon and inure to the benefit of the permitted successors, assigns and transferees of the parties hereto, provided that no transfer or assignment by either the Borrower or the Lender shall be effective without the consent of the other party (which consent may be withheld in the sole and absolute discretion).

7. Amendment. No amendment or waiver of any provision of this Note, or consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8. Waiver. No waiver of any obligation of the Borrower under this Note shall be effective unless it is in a writing signed by the Lender. A waiver by the Lender of any right or remedy under this Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time. The Borrower hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, except as expressly provided for herein.

9. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile, electronic mail, courier service or personal delivery to:

GigWorld Inc.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

Attention: Lee Wang Kei

Email: Nathan@alsetinternational.com

And

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

Attention: Rongguo Wei

Email: Ronald@alsetinternational.com

5

10. Governing Law; Venue. This Note is delivered in and shall be enforceable in accordance with the laws of the State of Maryland (other than its conflict of laws principles) and shall be construed in accordance therewith. THE BORROWER SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF MARYLAND, IN CONNECTION WITH ANY ACTION OR OTHER PROCEEDING RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES AND AGREES NOT TO MAKE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OF ANY SUCH COURT OR TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. The Borrower hereby waives, to the fullest extent permitted by law, any right to stay or dismiss any action or proceeding under or in connection with this Note brought before the foregoing courts on the basis of (i) any claim that such party is not personally subject to the jurisdiction of the above-named courts for any reason, or that it or any of its property is immune from the above-described legal process, (ii) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Note may not be enforced by such courts, or (iii) any other defense that would hinder the levy, execution or collection of any amount to which any party is entitled pursuant to any final judgment of any court having jurisdiction.

11. Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

12. No Personal Liability; No Joint Venture. Neither the officers or the directors of the Borrower, nor any person executing this Note on behalf of the Borrower, shall be liable personally or be subject to any personal liability or accountability with respect to the obligations of the Borrower under this Note by reason of the execution of this Note. Nothing contained in this Note shall be deemed or construed to have the effect of creating between the Borrower and the Lender the relationship of principal or agent, or of a partnership or a joint venture.

13. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE BORROWER AND THE LENDER EACH CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER OR THE BORROWER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

14. Headings. The headings contained in this Note are solely for the convenience of the Lender and the Borrower and shall not be used or relied upon in any manner in the construction or interpretation of this Note.

[remainder of page intentionally blank]

6

IN WITNESS WHEREOF, the Borrower has caused its duly authorized officer to execute this Note as of the date first written above.

GIGWORLD INC.

By:	/s/ Lee Wang Kei
Name:	Lee Wang Kei
Title:	Chief Executive Officer

ACKNOWLEDGEMENT:

ALSET INC.

By:	/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	Co-Chief Financial Officer

7

EXHIBIT A

CONVERSION NOTICE

TO: GIGWORLD INC.

The Holder listed below hereby irrevocably exercises his/her/its right to convert ($__________) of this Note into __________________ shares of Common Stock of GigWorld Inc. at the Conversion Price of $.50 per share in accordance with the terms of this Note, and directs that the Common Stock issuable and deliverable upon such conversion be recorded on the books of GigWorld Inc. in the name of, and delivered to, the Holder.

The Holder hereby acknowledges that the shares of Common Stock (i) have not been and will not be at the time of requisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, and hereby represents and warrants to the Company that he/she/it is acquiring the Common Stock for his/her/its own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Common Stock; and (ii) are transferable on in accordance with all the terms and restrictions contained in the Note.

Dated: ______________________________

____________________________________

Witness

Signature of Holder

____________________________________

Printed Name of Holder

____________________________________

EIN or SSN

____________________________________

Address

____________________________________

Telephone

____________________________________

Email

8